www.hycroftmining.com Hycroft Mining Holding Corp. 8181 East Tufts Ave, Suite 510 Denver, CO 80237 Tel: 303.253.3267 NEWS RELEASE Hycroft Drills Higher Grades in Vortex Zone Highlighted by 51.8 Meters of 2.47 g/t Gold and 25.5 g/t Silver DENVER, CO, September 8, 2021 - Hycroft Mining Holding Corporation (Nasdaq: HYMC) (“Hycroft” or the “Company”), is pleased to report on recent drill results from its wholly owned Hycroft Mine, a gold and silver producing operation located in the prolific mining region of Northern Nevada. As previously announced, a planned drill program commenced at Hycroft in March 2021 to obtain representative mineralized material across the deposit for metallurgical and mineralogical testing. The program consists of approximately 21,300 meters of drilling, including 13 exploration holes planned to fill in areas of less dense drilling and investigate potential higher grade and oxide targets identified by the exploration team. The program is being performed by National EWP, Inc. and First Drilling, LLC utilizing three drill rigs: a reverse circulation rig for pre-collar1 drilling; and two core rigs for drilling the targeted zones for metallurgical samples. Recent exploration drilling in the Vortex Zone has encountered significant intercepts including 51.8 meters (170 feet) grading 2.47 grams per tonne (“g/t”) (0.072 ounces per ton (“opt”)) gold and 25.5 g/t (0.744 opt) silver (H21R-5592) and an additional intercept of 30.5 meters (100 feet) grading 0.71 g/t (0.021 opt) gold and 17.5 g/t (0.528 opt) silver in drill hole H21R-5591 (see Table 1 below for additional information). This drilling has identified gold grades that are five times higher than the average mineral reserve grades at Hycroft of 0.34 g/t (0.011 opt). In addition, pre-collar drilling of the metallurgical holes has identified oxide material in various areas of the ore body which could enhance the run-of-mine (“ROM”) plan. The results of drilling and metallurgical work from this drill campaign will be included in our next mineral resource update and planned feasibility study, expected by the end of the first quarter 2022. Diane R. Garrett, President & Chief Executive Officer, said, “These are some of the highest gold grades that we have encountered at Hycroft. Our exploration team has identified several target areas of potential higher gold equivalent grades within and near our existing mineral resource as demonstrated by these results as well as from prior drill campaigns. As we build our long-term operational strategy identifying these higher-grade gold equivalent zones is important information for our mine planning to continue to enhance the value of this substantial mineral endowment. We look forward to reporting future exploration results and sharing our development plans as they come together in the first half of 2022.” The currently defined Hycroft mineral resource spans an area of approximately 3 miles long (north to south) and 1.5 miles wide (east to west) within a land package of approximately 12 miles long by 8 miles wide. This drill campaign is designed to be a multi-purpose program where, in some cases, certain areas where less dense drilling had been conducted in previous campaigns were targeted to not only obtain representative samples for testing, but to also potentially improve the mineral classification for those blocks. There has been no exploration drilling at Hycroft since 2013. Part of our review work has identified numerous opportunities for expansion including historical high-grade intercepts that were not followed up on given the focus at the time was around near surface oxide heap leach material. Our 2021 geometallurgical drill program will also include some exploration drilling to follow up on high priority target areas. The Vortex Zone, discovered in 2008 and drilled from 2008 to 2012, represents a significant portion of the sulfide mineral reserve and mineral resource and has yielded high-grade silver in past 1 A pre-collar is the top end of a drill hole that is established using a reverse circulation drill above the target zone in order to reduce the overall drill costs.

drilling (see Table 2 below for historical drill results). Understanding the mineralogical properties of Vortex was identified early on as a critical component to developing the long-term mine plan.

Table 1: 2021 Drilling Program – Selected Intercepts

Hole ID	FROM (meters)	TO (meters)	INTERVAL (meters)	GRADE Au (g/t)	Ag (g/t)	Au (opt)	Ag (opt)
H21R-5591	**365.8**	**396.2**	**30.5**	**0.71**	**17.54**	**0.021**	**0.528**
H21R-5591	408.4	435.9	27.4	0.63	18.11	0.018	0.528
H21R-5591	443.5	455.7	12.2	0.59	28.94	0.017	0.844
H21R-5592	192	198.1	6.1	0.58	4.68	0.017	0.136
H21R-5592	**320**	**371.9**	**51.8**	**2.47**	**25.50**	**0.072**	**0.744**
H21R-5592	414.5	429.8	15.2	1.07	7.61	0.033	0.222
H12R-5593	335.3	382.5	47.2	0.54	18.53	0.016	0.541

Full results can be found on our website at www.hycroftmining.com.

Table 2: Historical Vortex Drill Results

Hole ID	FROM (meters)	TO (meters)	INTERVAL (meters)	GRADE Au (g/t)	Ag (g/t)	Au (opt)	Ag (opt)
HD08-3632	**400**	**445**	**45**	**0.28**	**822.00**	**0.009**	**26.304**
	460	**465**	**5**	**0.13**	**1,120.00**	**0.004**	**35.84**
	475	**480**	**5**	**0.46**	**1,355.00**	**0.015**	**43.36**
H09D-3768	**1020**	**1035**	**16**	**0.34**	**2,285.00**	**0.011**	**73.12**
including	**1031**	**1035**	**4**	**0.88**	**6,535.22**	**0.028**	**209.127**
H10D-3382	554	2051	1496	0.75	47.00	0.024	1.504
including	1490	1719	230	1.47	182.00	0.047	5.824
H10R-3288	1234	2070	837	0.70	93.00	0.022	2.976
including	1631	1706	75	0.75	543.00	0.024	17.376
H10D-3286	515	1096	581	0.66	51.22	0.021	1.639
including	597	604	7	0.40	472.00	0.013	15.104
H10R-3833/3353	1273	1375	102	0.25	249.62	0.008	7.988
including	**1335**	**1355**	**20**	**0.30**	**756.28**	**0.01**	**24.201**
H10D-3843	1424	1545	121	0.83	162.79	0.027	5.209
including	1463	1490	26	1.28	321.39	0.041	10.284
including	1522	1545	23	0.91	244.95	0.029	7.838

All 2021 drilling and sampling has been conducted under the supervision of Mr. James Berry, Vice President Exploration & Geology for Hycroft, who is a Qualified Person as defined under the United States Securities and Exchange Commission's Modernization Rules under subpart 1300 and item 601 (96)(B)(iii) of Regulation S-K. He has reviewed and approved the contents of this press release.

About Hycroft Mining Holding Corporation

Hycroft is a US-based, gold and silver producer operating the Hycroft Mine located in the world-class mining region of Northern Nevada. The Hycroft Mine ranks among the top 20 largest primary gold deposits in the world and is the second largest in the United States.

HYCROFT

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Page 3 Contact: Diane R. Garrett Tracey Thom President & Vice President, Investor Relations Chief Executive Officer & Corporate Communication (210) 621-4200 (303) 524-1948 Cautionary Note Regarding Forward-Looking Statements This news release contains “forward-looking statements” within the meaning of Section 27A of the United States Securities Act of 1933, as amended, Section 21E of the Unites States Securities Exchange Act of 1934, as amended, or the Unites States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included herein and public statements by our officers or representatives, that address activities, events or developments that our management expects or anticipates will or may occur in the future, are forward-looking statements, including but not limited to such things as future business strategy, plans and goals, competitive strengths and expansion and growth of our business. The words “estimate”, “plan”, “anticipate”, “expect”, “intend”, “believe” “target”, “budget”, “may”, “can”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to” and similar words or expressions, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intention identify forward-looking statements. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company’s business, cash flows, financial condition and results of operations. Forward-looking statements include, but are not limited to: industry related risks including: fluctuations in the price of gold and silver; uncertainties concerning estimates of mineral reserves and mineral resources; ; the results of the Company’s expanded drilling program and the timing and results of a mineral resource update and planned feasibility study; uncertainties relating to the ongoing COVID-19 pandemic; the intense competition within the mining industry; the inherently hazardous nature of mining activities, including environmental risks; our insurance may not be adequate to cover all risks associated with our business, or cover the replacement costs of our assets; potential effects on our operations of U.S. federal and state governmental regulations, including environmental regulation and permitting requirements; cost of compliance with current and future government regulations; uncertainties relating to obtaining or retaining approvals and permits from governmental regulatory authorities; potential challenges to title in our mineral properties; risks associated with proposed legislation in Nevada that could significantly increase the costs or taxation of our operations; and changes to the climate and regulations and pending legislation regarding climate change; business-related risks including: risks related to our liquidity and going concern considerations; risks related to our ability to raise capital on favorable terms or at all; risks related to proprietary two-stage heap oxidation and leach process at the Hycroft Mine and estimates of production; our ability to achieve our estimated production and sales rates and stay within our estimated operating and production costs and capital expenditure projections; risks related to a decline in our production of gold and silver; risk related to our ability to successfully eliminate or meaningfully reduce processing and mining constraints and related the results of our planned 2021 technical efforts and how the data resulting from such efforts could adversely impact processing technologies applied to our ore, future operations and profitability; risks related to our reliance on one mine with a new process; risks related to our limited experience with a largely untested process of oxidizing and heap leaching sulfide ores; uncertainties and risks related to our reliance on contractors and consultants; risks related to the availability and cost of equipment, supplies, energy, or commodities; the commercial success of, and risks relating to, our development activities; risks related to slope stability; risks related to our substantial indebtedness, including cross acceleration and our ability to generate sufficient cash to service our indebtedness; uncertainties related to our ability to replace and expand our ore reserves; costs related to our land reclamation requirements; uncertainties resulting from the possible incurrence of operating and net losses in the future; the loss of key personnel or our failure to attract and retain personnel; risks related to technology systems and security breaches; any failure to remediate and possible litigation as a result of a material weakness in our internal controls over financial reporting; risks related to current and future legal proceedings; and risks that our principal stockholders will be able to exert significant influence over matters submitted to stockholders for approval; risks related to our securities, including: volatility in the price of our common stock and warrants; risks that our warrants may expire worthless; the valuation of our private warrants could increase the volatility in our net income (loss); anti–takeover provisions could make a third party acquisition of us difficult; and risks related to limited access to our financial information, as we have elected to take advantage of the disclosure requirement exemptions granted to emerging growth companies and smaller reporting companies; and forward looking statements that we do not intend to pay cash dividends and depending upon results of testing and analysis, we may determine to conduct mining operations using a multi-process hybrid approach and update and amend the Hycroft Technical Report. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. Please see our “Risk Factors” set forth in our Annual Report on Form 10-K for the year ended December 31, 2020, as amended May 14, 2021, for more information about these and other risks. You are cautioned against attributing undue certainty to forward-looking statements. Although we

Page 4 have attempted to identify important factors that could cause actual results to differ materially from those described in forward- looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements contained in this news release. In addition, even if our results, performance, or achievements are consistent with the forward-looking statements contained in this news release, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this news release speak only as of the date of those statements, and we undertake no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments.